UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2012

FSB Community Bankshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

United States	000-52751	74-3164710
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

45 South Main Street, Fairport, New York	14450
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (585) 223-9080

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On May 23, 2012, FSB Community Bankshares, Inc. (the “Company”) held its Annual Meeting of Stockholders.  At the Annual Meeting, stockholders considered the election of directors and the ratification of independent registered public accountants.  A breakdown of the votes cast is set forth below.

1.	The election as director of the nominees listed below to serve for a three-year term

	For	Withheld	Broker Non-Votes
James E. Smith	1,209,896	115,284	201,723
Alicia H. Pender	1,214,846	110,334	201,723
Lowell C. Patric	1,209,971	115,209	201,723

2.	The ratification of the appointment of Bonadio & Co., LLP as our independent registered public accountants for the year ending December 31, 2012.

For	Against	Abstain
1,524,494	300	2,109

Item 9.01.                       Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.	Not Applicable.
(b)	Pro Forma Financial Information	Not Applicable.
(c)	Shell Company Transactions	Not Applicable.
(d)	Exhibits.	None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FSB COMMUNITY BANKSHARES, INC.
DATE: May 24, 2012	By:	/s/ Kevin D. Maroney
Kevin D. Maroney
Chief Financial Officer